Exhibit 10.1

Form of PIPE Subscription Agreement

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on December 30, 2022, by and between Peak Bio, Inc., a Delaware corporation (“Peak”), and the undersigned subscriber (the “Investor”).

WHEREAS, this Subscription Agreement is being entered into following the recent closing of a business combination on November 1, 2022 (the “Transaction”) made in accordance with the terms of that certain Business Combination Agreement, dated as of April 28, 2022 (the “Transaction Agreement”), by and among Peak (f/k/a Ignyte Acquisition Corp.), Ignyte Korea Co., Ltd., a corporation organized under the laws of the Republic of Korea (“Merger Sub”) and Peak Bio Co., Ltd., a corporation organized under the laws of the Republic of Korea (the “Company,” and together with Peak and Merger Sub, the “Parties”);

WHEREAS, following the Transaction, Peak is seeking commitments from interested investors to purchase (i) shares of Peak Common Stock (the “Shares”) and (ii) warrants (the “PIPE Financing Warrants”) to purchase 0.93 shares of Peak Common Stock for every one (1) Share (the “Warrant Shares”), in a private placement for a purchase price of $10.00 per Share;

WHEREAS, the aggregate purchase price to be paid by the Investor for the subscribed Securities (as set forth on the signature page hereto) is referred to herein as the “Subscription Amount”; and

WHEREAS, in connection with closing of the Transaction, Peak entered into separate subscription and purchase agreements (collectively, the “Other Subscription Agreements”) with certain investors (the “Other Investors”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, each of the Investor and Peak acknowledges and agrees as follows:

1. Subscription. The Investor hereby irrevocably subscribes for and agrees to purchase from Peak, and Peak agrees to issue and sell to the Investor, (x) the number of Shares set forth on the signature page of this Subscription Agreement plus (y) PIPE Financing Warrants to purchase Warrant Shares on the terms and subject to the conditions provided for herein.

2. Closing. The closing of the sale of the Securities contemplated hereby (the “Closing”) shall occur at such time as Peak provides written notice to Investor following execution of this Subscription Agreement (not to exceed 5 business days from such date of execution) (the “Closing Date”). On the Closing Date, the Investor shall deliver the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account(s) specified below. On the Closing Date, Peak shall issue to the Investor (i) the Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement or state or federal securities laws), in the name of the Investor (or its nominee in accordance with its delivery instructions) or to a custodian designated by the Investor, as applicable, (ii) a Warrant Agreement executed by Peak, evidencing the issuance to the Investor of the applicable number of PIPE Financing Warrants on and as of the Closing Date, subject to the Investor’s execution of such Warrant Agreement, and (iii) upon request by the Investor, written notice from Peak or its transfer agent evidencing the issuance to the Investor of the Shares and such PIPE Financing Warrants on and as of the Closing Date. For purposes of this Subscription Agreement, “business day” shall mean a day, other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close. Prior to or at the Closing, the Investor shall deliver to Peak a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

Wire Instructions:

[Redacted.]

3. Closing Conditions. The obligation of the parties hereto to consummate the purchase and sale of the Securities pursuant to this Subscription Agreement is subject to the following conditions: (a) there shall not be in force any injunction or order enjoining or prohibiting the issuance and sale of the Securities under this Subscription Agreement; and (b)(i) solely with respect to the Investor’s obligation to close, the representations and warranties made by Peak, and (ii) solely with respect to the Peak’s obligation to close, the representations and warranties made by the Investor, in each case, in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date other than (x) those representations and warranties qualified by materiality, Material Adverse Effect (as defined below) or similar qualification, which shall be true and correct in all respects as of the Closing Date and (y) those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects (or, if qualified by materiality, Material Adverse Effect or similar qualification, all respects) as of such date, in each case without giving effect to the consummation of the Transaction.

4. Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

5. Peak Representations and Warranties. Peak represents and warrants to the Investor that:

(a) Peak was duly incorporated and is validly existing and in good standing under the laws of the State of Delaware. Peak has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b) As of the Closing Date, the Securities will be duly authorized and, when issued and delivered to the Investor against full payment therefor in accordance with the terms of this Subscription Agreement, the Securities will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under Peak’s organizational documents (as in effect at such time of issuance) or under the Delaware General Corporation Law.

(c) This Subscription Agreement has been duly authorized, executed and delivered by Peak and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the Investor, this Subscription Agreement is enforceable against Peak in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

(d) The issuance and sale by Peak of the Securities pursuant to this Subscription Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Peak or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Peak or any of its subsidiaries is a party or by which Peak or any of its subsidiaries is bound or to which any of the property or assets of Peak is subject that would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of Peak and its subsidiaries, taken as a whole (a “Material Adverse Effect”), or materially and adversely affect the validity of the Securities or the legal authority of Peak to comply in all material respects with its obligations under this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of Peak; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Peak or any of its properties that would reasonably be expected to have a Material Adverse Effect or materially and adversely affect the validity of the Securities or the legal authority of Peak to comply in all material respects with its obligations under this Subscription Agreement.

(e) As of their respective filing dates, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, all reports required to be filed by Peak with the U.S. Securities and Exchange Commission (the “SEC”) since January 28, 2021 (the “SEC Reports”) complied in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder. None of the SEC Reports filed under the Exchange Act included, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that Peak makes no such representation or warranty with respect to any registration statement or any proxy statement/prospectus to be filed by Peak with respect to the Transaction or any other information relating to the Company or any of its affiliates Peak included in any SEC Report or filed as an exhibit thereto. Peak has timely filed with the SEC each SEC Report that Peak was required to file with the SEC. As of the date hereof, there are no material outstanding or unresolved comments in comment letters received by Peak from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Reports. Notwithstanding the foregoing, this representation and warranty shall not apply to any statement or information in the SEC Reports that relates to (i) the topics referenced in the SEC’s “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” on April 12, 2021 or any subsequent guidance, statements or interpretations issued by the SEC or the Staff (collectively, the “SEC Statement”) or (ii) the Company’s outstanding redeemable shares as temporary, as opposed to permanent, equity (“Redeemable Share Classification Changes”). Neither any correction, amendment or restatement of Peak’s financial statements due to the SEC Statement, Redeemable Share Classification Changes or to other accounting matters related to initial public offering securities or expenses, nor any changes in accounting or disclosure related thereto, shall be deemed to be a breach of any representation or warranty by Peak.

(f) Peak is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the issuance of the Securities pursuant to this Subscription Agreement, other than (i) filings with the SEC, (ii) in connection with or as a result of the SEC Statement or Redeemable Share Classification Changes, (iii) filings required by applicable state securities laws, (iv) the filings required in accordance with Section 13 of this Subscription Agreement; (v) those required by the New York Stock Exchange or Nasdaq, as applicable, including with respect to obtaining approval of Peak’s stockholders, (vi) the filing of a notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and (vii) the failure of which to obtain would not be reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(g) As of the date hereof, Peak has not received any written communication from a governmental authority that alleges that Peak is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h) Assuming the accuracy of the Investor’s representations and warranties set forth in Section 6 of this Subscription Agreement, no registration under the Securities Act of 1933, as amended (the “Securities Act”), is required for the offer and sale of the Securities by Peak to the Investor.

(i) Neither Peak nor any person acting on its behalf has offered or sold the Securities by any form of general solicitation or general advertising in violation of the Securities Act.

(j) As of the date hereof, the issued and outstanding shares of Peak Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq. Peak has taken no action that is designed to terminate the registration of the Shares under the Exchange Act prior to the Closing.

(k) Peak is not under any obligation to pay any broker’s fee or commission in connection with the sale of the Securities.

6. Investor Representations and Warranties. The Investor represents and warrants to Peak that:

(a) The Investor (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Securities only for its own account and not for the account of others, or if the Investor is subscribing for the Securities as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Securities with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or the laws of any jurisdiction (and shall provide the requested information set forth on Schedule A). The Investor is not an entity formed for the specific purpose of acquiring the Securities and is an “institutional account” as defined by FINRA Rule 4512(c).

(b) The Investor acknowledges and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act, that the Securities have not been registered under the Securities Act and that Peak is not required to register the Securities except as set forth in Section 8 of this Subscription Agreement. The Investor acknowledges and agrees that the Securities may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) to Peak or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to Rule 144 under the Securities Act or another applicable exemption from the registration requirements of the Securities Act, and, in each case, in accordance with any applicable securities laws of the states of the United States and other applicable jurisdictions, and that any certificates or book entries representing the Securities shall contain a restrictive legend to such effect. The Investor acknowledges and agrees that the Securities will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Securities and may be required to bear the financial risk of an investment in the Securities for an indefinite period of time. The Investor acknowledges and agrees that the Securities will not immediately be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act, and that the provisions of Rule 144(i) will apply to the Securities. The Investor acknowledges and agrees that it has been advised to consult legal, tax and accounting advisors prior to making any offer, resale, transfer, pledge or disposition of any of the Securities.

(c) The Investor acknowledges and agrees that the Investor is purchasing the Securities from Peak. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by or on behalf of Peak, the Company, any of their respective affiliates or any control persons, officers, directors, employees, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of Peak expressly set forth in Section 5 of this Subscription Agreement.

(d) The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the Securities, including, with respect to Peak, the Transaction and the business of Peak and its subsidiaries. Without limiting the generality of the foregoing, the Investor acknowledges that it has reviewed Peak’s filings with the SEC. The Investor acknowledges and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Investor and the Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities.

(e) The Investor became aware of this offering of the Securities solely by means of direct contact between the Investor and Peak, the Company or a representative of Peak or the Company, and the Securities were offered to the Investor solely by direct contact between the Investor and Peak, the Company or a representative of Peak or the Company. The Investor did not become aware of this offering of the Securities, nor were the Securities offered to the Investor, by any other means. The Investor acknowledges that the Securities (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The Investor acknowledges that there have not been, and the Investor hereby agrees that it is not relying upon, and has not relied upon, any statement, covenant, agreement, representation or warranty made by any person, firm or corporation (including, without limitation, Peak, the Company, any of their respective affiliates or any control persons, officers, directors, employees, agents, representatives, legal counsel, financial advisors or accountants of any of the foregoing), other than the representations and warranties of Peak contained in Section 5 of this Subscription Agreement, in making its investment or decision to invest in Peak.

(f) The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities, including those set forth in Peak’s filings with the SEC. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and the Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision. The Investor acknowledges that the Investor shall be responsible for any of the Investor’s tax liabilities that may arise as a result of the transactions contemplated by this Subscription Agreement, and that neither Peak nor the Company has provided any tax advice or any other representation or guarantee regarding the tax consequences of the transactions contemplated by the Subscription Agreement.

(g) Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for the Investor and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in Peak. The Investor acknowledges specifically that a possibility of total loss exists.

(h) In making its decision to purchase the Securities, the Investor has relied solely upon independent investigation made by the Investor and the representations and warranties of Peak in Section 5.

(i) The Investor acknowledges and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment.

(j) The Investor has been duly formed or incorporated and is validly existing and is in good standing under the laws of its jurisdiction of formation or incorporation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

(k) The execution, delivery and performance by the Investor of this Subscription Agreement, the purchase of the Securities hereunder, the compliance by the Investor with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein are within the powers of the Investor, have been duly authorized and will not constitute or result in a breach, violation or default, conflict with or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Investor pursuant to the terms of (a) any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, (b) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or undertaking, to which the Investor is a party, by which the Investor is bound or to which any of the property or assets of the Investor is subject, and (c) if the Investor is not an individual, the Investor’s organizational documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature of the Investor on this Subscription Agreement is genuine, and the signatory has legal competence and capacity to execute the same or the signatory has been duly authorized to execute the same, and, assuming that this Subscription Agreement constitutes the valid and binding agreement of Peak, this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(l) Neither the Investor nor, if the Investor is not an individual, any of its officers, directors, managers, managing members, general partners or any other person acting in a similar capacity or carrying out a similar function, is (i) a person named on the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, the Sectoral Sanctions Identification List, or any other similar list of sanctioned persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), or any similar list of sanctioned persons administered by the European Union or any individual European Union member state, including the United Kingdom (collectively, “Sanctions Lists”); (ii) directly or indirectly owned or controlled by, or acting on behalf of, one or more persons on a Sanctions List; (iii) organized, incorporated, established, located or resident, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, Venezuela, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, including the United Kingdom; (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). The Investor represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that the Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Investor also represents that it maintains policies and procedures reasonably designed to ensure compliance with sanctions administered by the United States, the European Union, or any individual European Union member state, including the United Kingdom, to the extent applicable to it. The Investor further represents that the funds held by the Investor and used to purchase the Securities were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.

(m) If the Investor is or is acting on behalf of (i) an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws,” and together with ERISA Plans, “Plans”), the Investor represents and warrants that (A) neither Peak nor any of its affiliates has provided investment advice or has otherwise acted as the Plan’s fiduciary, with respect to its decision to acquire and hold the Securities, and none of the parties to the Transaction is or shall at any time be the Plan’s fiduciary with respect to any decision in connection with the Investor’s investment in the Securities; and (B) its purchase of the Securities will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or any applicable Similar Law.

(n) The Investor is not a foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244).

(o) The Investor has or has commitments to have and, when required to deliver payment to Peak pursuant to Section 2 above, will have, sufficient funds to pay the Subscription Amount and consummate the purchase and sale of the Securities pursuant to this Subscription Agreement.

(p) The Investor acknowledges that Peak continues to review the SEC Statement, Redeemable Share Classification Changes and their respective implications, including on the financial statements and other information included in its SEC Reports, and any restatement, revision or other modification of the SEC Reports relating to or arising from such review, any subsequent related agreements or any other guidance from the Staff of the SEC with respect to the SEC Statement or Redeemable Share Classification Changes shall be deemed not material for purposes of this Agreement.

(q) No broker or finder is entitled to any brokerage or finder’s fee or commission payable by the Investor solely in connection with the sale of the Securities to the Investor based on any arrangement entered into by or on behalf of the Investor.

7. No Hedging. The Investor hereby agrees that neither it, its controlled affiliates, nor any person or entity acting on its or its controlled affiliates’ behalf or pursuant to any understanding with it, shall execute any short sales (as such term is defined in Regulation SHO under the Exchange Act, 17 CFR 242.200) or engage in other hedging transactions of any kind with respect to the Securities during the period from the date of this Subscription Agreement through the Closing date (or such earlier termination of this Subscription Agreement). Nothing in this Section 7 shall prohibit (x) any other investment portfolios or departments or groups of Investor that have no knowledge of this Subscription Agreement or of the Investor’s participation in this transaction and have not been informed by the Investor of the Transaction (including Investor’s controlled affiliates and/or affiliates) from entering into any short sales or engaging in other hedging transactions or (y) any portfolio company or third-party investment manager engaged by Investor that may engage in any short sales or hedging transactions on Investor’s behalf, if such portfolio company or third-party investment manager has not been directed or instructed to engage in short sales or hedging transactions with respect to the Securities by the Investor or any of the persons that are subject to the foregoing.

8. Registration Rights.

(a) Peak agrees that, within thirty (30) calendar days following the Closing Date (such deadline, the “Filing Deadline”), Peak will submit to or file with the SEC a registration statement for a shelf registration on Form S-1 or Form S-3 (if Peak is then eligible to use a Form S-3 shelf registration) (the “Registration Statement”), in each case, covering the resale of the Shares acquired by the Investor pursuant to this Subscription Agreement which are eligible for registration (determined as of two (2) business days prior to such submission or filing) (the “Registrable Shares”) and Peak shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day following the filing date thereof if the SEC notifies Peak that it will “review” the Registration Statement and (ii) the 10th business day after the date Peak is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”); provided, however, that Peak’s obligations to include the Registrable Shares in the Registration Statement are contingent upon the Investor furnishing in writing to Peak such information regarding the Investor or its permitted assigns, the securities of Peak held by the Investor and the intended method of disposition of the Registrable Shares (which shall be limited to non-underwritten public offerings) as shall be reasonably requested by Peak to effect the registration of the Registrable Shares, and the Investor shall execute such documents in connection with such registration as Peak may reasonably request that are customary of a selling stockholder in similar situations, including providing that Peak shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement, if applicable, as permitted hereunder; provided that the Investor shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Registrable Shares. For as long as the Investor holds Shares, Peak will use commercially reasonable efforts to file all reports for so long as the condition in Rule 144(c)(1) (or Rule 144(i)(2), if applicable) is required to be satisfied, and provide all customary and reasonable cooperation, necessary to enable the undersigned to resell the Shares pursuant to Rule 144 under the Securities Act (in each case, when Rule 144 under the Securities Act becomes available to the Investor). Any failure by Peak to file the Registration Statement by the Filing Deadline or to effect such Registration Statement by the Effectiveness Deadline shall not otherwise relieve Peak of its obligations to file or effect the Registration Statement as set forth above in this Section 8.

(b) Peak agrees that, within forty-five (45) calendar days after the consummation of the Transaction (the “Second Filing Deadline”), Peak will file with the SEC (at Peak’s sole cost and expense) a new registration statement (the “Second Registration Statement” and, together with the Registration Statement referenced in Section 8(a), the “Registration Statements”) registering the resale of the Warrant Shares (the “Additional Registrable Securities,” and, together with the Registrable Shares, the “Registrable Securities”), and Peak shall use its commercially reasonable efforts to have the Second Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the 60th calendar day (or 90th calendar day if the SEC notifies Peak that it will “review” the Second Registration Statement) following the Filing Deadline (such date, the “Second Effectiveness Date”); provided, however, that Peak’s obligations to include the Additional Registrable Securities in the Second Registration Statement are contingent upon the Investor furnishing in writing to Peak such information regarding the Investor or its permitted assigns, the securities of Peak held by the Investor and the intended method of disposition of the Additional Registrable Securities (which shall be limited to non-underwritten public offerings) as shall be reasonably requested by Peak to effect the registration of the Additional Registrable Securities, and the Investor shall execute such documents in connection with such registration as Peak may reasonably request that are customary of a selling stockholder in similar situations, including providing that Peak shall be entitled to postpone and suspend the effectiveness or use of the Second Registration Statement, if applicable, as permitted hereunder; provided that the Investor shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Additional Registrable Securities. For as long as the Investor holds PIPE Financing Warrants, Peak will use commercially reasonable efforts to file all reports for so long as the condition in Rule 144(c)(1) (or Rule 144(i)(2), if applicable) is required to be satisfied, and provide all customary and reasonable cooperation, necessary to enable the undersigned to resell the PIPE Financing Warrants pursuant to Rule 144 under the Securities Act (in each case, when Rule 144 under the Securities Act becomes available to the Investor). Any failure by Peak to file the Second Registration Statement by the Second Filing Deadline or to effect such Second Registration Statement by the Second Effectiveness Deadline shall not otherwise relieve Peak of its obligations to file or effect the Second Registration Statement as set forth above in this Section 8.

(c) At its expense Peak shall:

(i) except for such times as Peak is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which Peak determines to obtain, continuously effective with respect to the Investor, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (A) the Investor ceases to hold any Registrable Securities, (B) the date all Registrable Securities held by the Investor may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 under the Securities Act and without the requirement for Peak to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) under the Securities Act, and (C) two (2) years from the date of effectiveness of the Registration Statement. The period of time during which Peak is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period”;

(ii) during the Registration Period, advise the Investor, as expeditiously as possible:

(1) when the Registration Statements or any amendment thereto has been filed with the SEC;

(2) after it shall receive notice or obtain knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(3) of the receipt by Peak of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(4) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, Peak shall not, when so advising the Investor of such events, provide the Investor with any material, nonpublic information regarding Peak other than to the extent that providing notice to the Investor of the occurrence of the events listed in (1) through (4) above constitutes material, nonpublic information regarding Peak;

(iii) during the Registration Period, use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv) during the Registration Period, upon the occurrence of any event contemplated in Section 8(c)(ii)(4) above, except for such times as Peak is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, Peak shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) during the Registration Period, use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which the Shares have been listed;

(vi) during the Registration Period, use its commercially reasonable efforts to allow the Investor to review disclosure regarding the Investor in the Registration Statements; and

(vii) during the Registration Period, otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Investor, consistent with the terms of this Agreement, in connection with the registration of the Registrable Securities.

(d) Notwithstanding anything to the contrary in this Subscription Agreement, Peak shall be entitled to delay the filing or effectiveness of, or suspend the use of, the Registration Statements if it determines (i) that in order for the Registration Statements not to contain a material misstatement or omission, (x) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act or (y) the negotiation or consummation of a transaction by Peak or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event Peak’s board of directors reasonably believes would require additional disclosure by Peak in the Registration Statements of material information that Peak has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statements would be expected, in the reasonable determination of Peak’s board of directors to cause the Registration Statements to fail to comply with applicable disclosure requirements, or (ii) such delay or suspension arises out of, or is a result of, or is related to or is in connection with the SEC Statement, Redeemable Share Classification Changes or other accounting matters, or any related disclosure or other matters (each such circumstance, a “Suspension Event”); provided, however, that Peak may not delay or suspend the Registration Statements on more than three occasions or for more than ninety (90) consecutive calendar days, or more than one hundred and twenty (120) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from Peak of the happening of any Suspension Event during the period that the Registration Statements are effective or if as a result of a Suspension Event the Registration Statements or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the prospectus) not misleading, the Investor agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statements (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Investor receives copies of a supplemental or amended prospectus (which Peak agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Peak that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by Peak unless otherwise required by law or subpoena. If so directed by Peak, the Investor will deliver to Peak or, in the Investor’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in the Investor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (A) to the extent Investor is required to retain a copy of such prospectus (1) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (2) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up.

(e) Indemnification.

(i) Peak agrees to indemnify, to the extent permitted by law, the Investor (to the extent a seller under the Registration Statements), its directors, officers, partners, managers, members, stockholders, agents and each person who controls the Investor (within the meaning of the Securities Act), to the extent permitted by law, against all losses, claims, damages, liabilities and reasonable and documented out of pocket expenses (including reasonable and documented attorneys’ fees of one law firm) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus included in any Registration Statement (“Prospectus”) or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to Peak by or on behalf of the Investor expressly for use therein.

(ii) In connection with any Registration Statement in which the Investor is participating, the Investor shall furnish (or cause to be furnished) to Peak in writing such information and affidavits as Peak reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify Peak, its directors and officers and each person or entity who controls Peak (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained (or not contained in, in the case of an omission) in any information or affidavit so furnished in writing by or on behalf of the Investor expressly for use therein; provided, however, that the liability of the Investor shall be several and not joint with any other investor and shall be limited to the net proceeds received by the Investor from the sale of Registrable Securities giving rise to such indemnification obligation.

(iii) Any person or entity entitled to indemnification herein shall (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(iv) The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of securities.

(v) If the indemnification provided under this Section 8(e) from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of the Investor shall be limited to the net proceeds received by the Investor from the sale of Registrable Securities giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(e)(i), (ii) and (iii) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 8(d)(v) from any person or entity who was not guilty of such fraudulent misrepresentation.

(vi) If the Securities acquired hereunder are either eligible to be sold (i) pursuant to an effective Registration Statement or (ii) without restriction under, and without Peak being in compliance with the current public information requirements of, Rule 144 under the Securities Act, then at the Investor’s request, Peak will reasonably cooperate with Peak’s transfer agent, such that any remaining restrictive legend set forth on such Securities will be removed in connection with a sale of such shares.

9. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, and (b) if the conditions to Closing set forth in Section 3 of this Subscription Agreement are not satisfied at, or are not capable of being satisfied on or prior to, the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement will not be or are not consummated at the Closing; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. Upon the termination of this Subscription Agreement in accordance with this Section 9, any monies paid by the Investor to Peak in connection herewith shall be promptly (and in any event within two (2) business days after such termination) returned to the Investor.

10. Trust Account Waiver. The Investor acknowledges that Peak is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving Peak and one or more businesses or assets. The Investor further acknowledges that, as described in Peak’s prospectus relating to its initial public offering dated January 27, 2021 (the “IPO Prospectus”) available at www.sec.gov, substantially all of Peak’s assets consist of the cash proceeds of Peak’s initial public offering and private placement of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of Peak, its public stockholders and the underwriter of Peak’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to Peak to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the IPO Prospectus. For and in consideration of Peak entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the Investor hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement; provided, that nothing in this Section 10 shall be deemed to limit the Investor’s right, title, interest or claim to the Trust Account by virtue of the Investor’s record or beneficial ownership of Peak Common Stock acquired by any means other than pursuant to this Subscription Agreement.

11. Miscellaneous.

(a) Neither this Subscription Agreement nor any rights that may accrue to the Investor hereunder (other than the Securities acquired hereunder, if any) may be transferred or assigned, other than an assignment to any fund or account managed by the same investment manager as the Investor or an affiliate thereof, subject to, if such transfer or assignment is prior to the Closing, such transferee or assignee, as applicable, executing a joinder to this Subscription Agreement or a separate subscription agreement in substantially the same form as this Subscription Agreement, including with respect to the Subscription Amount and other terms and conditions, provided, that, in the case of any such transfer or assignment, the initial party to this Subscription Agreement shall remain bound by its obligations under this Subscription Agreement in the event that the transferee or assignee, as applicable, does not comply with its obligations to consummate the purchase of Securities contemplated hereby.

(b) Peak may request from the Investor such additional information as Peak may deem necessary to evaluate the eligibility of the Investor to acquire the Securities and in connection with the inclusion of the Securities in the Registration Statement, and the Investor shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures. The Investor acknowledges that Peak may file a form of this Subscription Agreement with the SEC as an exhibit to a current or periodic report or a registration statement of Peak.

(c) The Investor acknowledges that Peak will rely on the acknowledgments, understandings, agreements, representations and warranties of the Investor contained in this Subscription Agreement. Prior to the Closing, the Investor agrees to promptly notify Peak if any of the acknowledgments, understandings, agreements, representations and warranties of the Investor set forth herein are no longer accurate.

(d) Peak and the Investor are each entitled to rely upon this Subscription Agreement and each is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(e) All of the representations and warranties contained in this Subscription Agreement shall survive the Closing. All of the covenants and agreements made by each party hereto in this Subscription Agreement shall survive the Closing until the applicable statute of limitations or in accordance with their respective terms, if a shorter period.

(f) This Subscription Agreement may not be modified, waived or terminated (other than pursuant to the terms of Section 9 above) except by an instrument in writing, signed by each of the parties hereto. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties and third-party beneficiaries hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

(g) This Subscription Agreement (including the schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as set forth in Section 8(e), Section 11(c) and Section 11(d) with respect to the persons referenced therein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

(h) Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i) If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(j) Each party shall pay all of its own costs and expenses incurred in anticipation of, relating to and in connection with the negotiation and execution of this Subscription Agreement and the transactions contemplated hereby, whether or not such transactions are consummated.

(k) This Subscription Agreement may be executed in one or more counterparts (including by electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(l) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(m) THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE (OR, TO THE EXTENT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE) SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN THIS SECTION 11(m) OF THIS SUBSCRIPTION AGREEMENT OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF. THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

(n) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY; AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 11(n).

12. Non-Reliance and Exculpation. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, Peak and any of its affiliates, any control persons, officers, directors, employees, partners, agents, representatives, legal counsel, financial advisors or accountants), other than the statements, representations and warranties of Peak expressly contained in Section 5 of this Subscription Agreement, in making its investment or decision to invest in Peak. The Investor acknowledges and agrees that none of (i) the Other Investors pursuant to this Subscription Agreement or any Other Subscription Agreement related to the private placement of the Securities (including the Other Investors’ respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), (ii) any other party to the Transaction Agreement (other than Peak), or (iii) any affiliates, or any control persons, officers, directors, employees, partners, agents or representatives of any of Peak or any other party to the Transaction Agreement shall be liable to the Investor, or to any Other Investor, pursuant to this Subscription Agreement or any Other Subscription Agreement related to the private placement of the Securities, the negotiation hereof or thereof or the subject matter hereof or thereof, or the transactions contemplated hereby or thereby, for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

13. Press Releases. Peak shall, by 9:00 a.m., New York City time, on the second business day immediately following the date of this Subscription Agreement, issue one or more press releases or furnish or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, the terms of this Subscription Agreement, and any other material, non-public information that Peak, or any of its officers, employees or agents on behalf of Peak, has provided to the Investor at any time prior to the filing of the Disclosure Document. From and after the disclosure of the Disclosure Document, the Investor shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with Peak or any of its affiliates, and, to the knowledge of Peak, the Investor shall not be in possession of any material, non-public information received from Peak or any of its officers, directors, employees or agents. All press releases or other public communications relating to the transactions contemplated hereby between Peak and the Investor, and the method of the release for publication thereof, shall be subject to the prior approval of (i) Peak, and (ii) the Investor to the extent such press release or public communication references the Investor or its affiliates or investment advisers by name or any trademark owned by the Investor, its affiliates or its investment advisers. The restriction in this Section 13 shall not apply to the extent the public announcement is required by applicable securities law, any governmental authority or stock exchange rule; provided, that in such an event, the applicable party shall use its commercially reasonable efforts to consult with the other party in advance as to its form, content and timing.

14. Notices. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by email (in each case in this clause (iv), solely if receipt is confirmed, but excluding any automated reply, such as an out-of-office notification), addressed as follows:

If to the Investor, to the address provided on the Investor’s signature page hereto.

If to Peak, to:

Peak Bio, Inc.

3350 W. Bayshore Rd., Suite 100

Palo Alto, California 94303

Attention: Stephen LaMond, Interim Chief Executive Officer

Email:    steve.lamond@peak-bio.com

with copies to (which shall not constitute notice), to:

BC Burr McCabe Law

584 Castro Street #882

San Francisco, CA 94114

Attention: Peter McCabe

Email: pmccabe@bcbmlaw.com

or to such other address or addresses as the parties may from time to time designate in writing. Copies delivered solely to outside counsel shall not constitute notice.

SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, the Investor has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

Name of Investor: Kevin M. Steele	State/Country of Formation or Domicile:
By: Name: Title:

Name in which Shares are to be registered (if different):
Investor’s EIN:
Business Address-Street:	Mailing Address-Street (if different):
City, State, Zip:	City, State, Zip:
Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:
Number of Shares subscribed for:
50,000
Number of PIPE Financing Warrants (0.93 * the number of Shares) 46,500
Aggregate Subscription Amount: $500,000	Price Per Security: $10.00

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by Peak in the Closing Notice.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, Peak has accepted this Subscription Agreement as of the date first set forth above.

PEAK BIO, INC.

By _______________________________
NAME:
TITLE:

By _______________________________
NAME:
TITLE:

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐	We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

**OR**

B.	ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.

☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2.	☐ We are not a natural person.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Investor has indicated, by marking the appropriate box below, the provision(s) below which apply to the Investor and under which the Investor accordingly qualifies as an “accredited investor.”

_______ (i)	A natural person whose net worth, either individually or jointly with such person’s spouse or spousal equivalent, at the time of the Investor’s purchase, exceeds $1,000,000;

The term “net worth” means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of the Investor’s primary home). For the purposes of calculating joint net worth with the person’s spouse or spousal equivalent, joint net worth can be the aggregate net worth of the Investor and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. There is no requirement that securities be purchased jointly. A spousal equivalent means a cohabitant occupying a relationship generally equivalent to a spouse.

_______ (ii)

A natural person who had an individual income in excess of $200,000, or joint income with the Investor’s spouse or spousal equivalent in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

In determining individual “income,” the Investor should add to the Investor’s individual taxable adjusted gross income (exclusive of any spousal or spousal equivalent income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

_______ (iii)	A director or executive officer of Peak;

_______ (iv)

A natural person holding in good standing with one or more professional certifications or designations or other credentials from an accredited educational institution that the U.S. Securities Exchange Commission (“SEC”) has designated as qualifying an individual for accredited investor status;

SCHEDULE A TO SUBSCRIPTION AGREEMENT

The SEC has designated the General Securities Representative license (Series 7), the Private Securities Offering Representative license (Series 82) and the Licensed Investment Adviser Representative (Series 65) as the initial certifications that qualify for accredited investor status.

_______ (v)

A natural person who is a “knowledgeable employee” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940 (the “Investment Company Act”), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of the Investment Company Act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of the Investment Company Act;

_______ (vi)

A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

_______ (vii)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

_______ (viii)

An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) or registered pursuant to the laws of a state, or an investment adviser relying on the exemption from registering with the SEC under the section 203(l) or (m) of the Investment Advisers Act;

_______ (ix)	An insurance company as defined in section 2(13) of the Exchange Act;

_______ (x)	An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act;

_______ (xi)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment\] Act of 1958;

_______ (xii)	A Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

_______ (xiii)

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_______ (xiv)

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_______ (xv)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_______ (xvi)

An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust, partnership, or limited liability company, or any other entity not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

_______ (xvii)

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in Peak;

SCHEDULE A TO SUBSCRIPTION AGREEMENT

_______ (xviii)

A “family office” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act with assets under management in excess of $5,000,000 that is not formed for the specific purpose of acquiring the securities offered and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

_______ (xix)

A “family client” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements set forth in (xviii) and whose prospective investment in the issuer is directed by a person from a family office that is capable of evaluating the merits and risks of the prospective investment;

_______ (xx)	An entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; and/or

_______ (xxi)	An entity in which all of the equity owners qualify as an accredited investor under any of the above subparagraphs.

This page should be completed by the Investor and constitutes a part of the Subscription Agreement.

SCHEDULE A TO SUBSCRIPTION AGREEMENT